Subsequent Events	6 Months Ended
Jun. 30, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 17: SUBSEQUENT EVENTS

On July 31, 2018, the Board of Directors declared a quarterly cash dividend in respect of the second quarter of 2018 of $0.02 per share of common stock payable on September 27, 2018 to stockholders of record as of September 20, 2018. The declaration and payment of any further dividends remain subject to the discretion of the Board of Directors and will depend on, among other things, Navios Acquisition’s cash requirements as measured by market opportunities and restrictions under its credit agreements and other debt obligations and such other factors as the Board of Directors may deem advisable.

In August 2018, Navios Acquisition agreed to the main terms of a 12-year bareboat charter-in agreement with de-escalating purchase options for two newbuild Japanese VLCCs delivering in the third and fourth quarter of 2020, respectively. The bareboat charter-in agreement reflects an implied price of approximately $84,500 per vessel and an annual effective interest of approximately 6% fixed for the duration of the agreement. Concurrently, Navios Acquisition agreed to the main terms of bareboat charter-out agreements with a duration of 10 years for each vessel plus a five-year optional period granted to the charterer. The bareboat charter-out rate is $27.8 net per day, $29.8 net per day for the optional period, and the charterer is granted de-escalating purchase options. The above structure is subject to definitive documentation and there can be no assurances that it will be completed in full or that, if agreed upon, will be pursuant to the terms described above.